UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)     July 18, 2007

                           ON THE GO HEALTHCARE, INC.
           (Exact name of registrant as specified in its charter)

     DELAWARE                      333-61538                 98-0231687
  ----------------             --------------------    -------------------
  (State or Other                 (Commission          (IRS Employer
  Jurisdiction of                 File Number)           Identification
   Incorporation)                                                   No.)

                         85 Corstate Avenue, Unit #1
                              Concord, Ontario
                               Canada L4K 4Y2
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:  (905) 760-2987

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS.
ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

On July 18, 2007, we filed a Certificate of Correction with the Delaware Secretary of State to correct a Certificate of Amendment filed June 6, 2007. The Certificate of Amendment clarified the total authorized shares were 500,000,000 authorized shares of common stock, par value of $ .0001 per share, and 1,000,000 authorized shares of preferred stock, par value $.01 per share.

Also on July 18, 2007, we amended our Certificate of Incorporation to add a Certificate of Designation for Series B 1.5% Convertible Preferred Stock. Each share of Series B 1.5% Convertible Preferred Stock has a stated value of $1,000 and is convertible into 200,000 shares of common stock at any time, subject to adjustment. Each share of Series B 1.5% Convertible Preferred Stock is entitled to the number of votes equal to the aggregate number of shares of common stock into which the Holder's shares of Series B 1.5% Convertible Preferred Stock is convertible multiplied by two.

Also on July 18, 2007, we issued 1,000 shares of our Series B 1.5% Convertible Preferred Stock to The Cellular Connection, Ltd. in exchange for $1,000,000. With respect to the sale of the Preferred Stock as described above, we relied on the Section 4(2) exemption from securities registration under the federal securities laws for transactions not involving any public offering. No advertising or general solicitation was employed in offering the securities. The securities were sold to an accredited investor. The securities were offered for investment purposes only and not for the purpose of resale or distribution, and the transfer thereof was appropriately restricted by us.

The foregoing description of the terms and conditions of the Certificate of Correction and the Certificate of Designation is qualified in its entirety by, and made subject to, the more complete information set forth in the Certificate of Correction and Certificate of Designation filed as Exhibits 3.1 and 3.2, respectively, incorporated herewith.

This report may contain forward-looking statements that involve risks and uncertainties, including, without limitation, statements concerning our business and possible or assumed future results of operations. We generally use words such as "believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including: our ability to continue as a going concern, adverse economic changes affecting markets we serve; competition in our markets and industry segments; our timing and the profitability of entering new markets; greater than expected costs, customer acceptance of our products or difficulties related to our integration of the businesses we may acquire; and other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

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ITEM 9.01  EXHIBITS

EXHIBIT NUMBER  DESCRIPTION

 3.1            Certificate of Correction (filed herewith).
 3.2 Certificate of Designation for Series B 1.5% Convertible Preferred Stock (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date    July 24, 2007



On the Go Healthcare, Inc.
-------------------------------
(Registrant)



/s/ Stuart Turk
-------------------------------
(Signature)

Name: Stuart Turk
Title: Chief Executive Officer
       and President

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